MERRILL LYNCH GLOBAL BOND FUND FOR INVESTMENT AND RETIREMENT

                   Supplement dated December 16, 1998 to the
                         Prospectus dated April 2, 1998



     The seventh paragraph under "Management of the Fund - Management and Advisory Arrangements" is revised by deleting the entire paragraph and adding the following:

     VINCENT T. LATHBURY, III is the Fund's Portfolio Manager. Mr. Lathbury has been First Vice President of MLAM since 1997, Portfolio Manager of FAM and MLAM since 1982 and was Vice President of MLAM from 1982 to 1997. Mr. Lathbury is primarily responsible for the day-to-day management of the Fund's investment portfolio.



Code     #10417-0498ALL